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EXHIBIT 10.3

March 22, 2021

David Will
Quaker Houghton

Dear David:

Congratulations!

I am pleased to

offer you this

promotion with Quaker

Houghton as VP,

Global Controller.

Your

tentative start date
for this

position is

April 19,

2021.

We believe

you can

make significant

contributions in

this role

and will

find this

opportunity
exciting and rewarding.

Please review the details of the offer below.

Salary
Your

new annualized salary

is $260,000 and

is inclusive of

your 2020 merit

increase and is

effective on April

19
,
2021.

You

will be
eligible for your next merit increase in April 2022, reflective of performance year 2021.

Annual Incentive Plan

You

will be eligible to participate in our 2021 Annual Incentive Plan

(AIP), with an annual bonus target of 30% of

your base salary.

Long Term

Incentive Plan
You

will be eligible to

participate in our 2021

Long Term

Incentive Plan (LTIP)

at a level valued at

$70,000 which is inclusive

of the
$47,000 grant you

received on March

15
th
.

The $23,000 value

in the difference

will be reflected

in an additional

grant on your

start
date of April 19, 2021.

As a reminder, the grant will consist of Restricted

Stock (60%) and Performance Stock Units (40%).

The terms and conditions of your employment

as they existed remain in effect, except

as specifically set forth above and in restrictions
from what you signed previously.

Quaker Houghton reserves the right to modify

your job title, duties and compensation, as well as all
company rules, practices and other terms of employment.

We are

excited about this

opportunity for

you David and

look forward to

you accepting this

role with Quaker

Houghton.

After your
review of this offer,

please sign below to confirm your acceptance and return

to me with a copy to Rob Traub and Kym

Johnson.

Sincerely,

/s/ Shane Hostetter
Shane Hostetter
VP,

Finance and Chief Accounting Officer

Employee Offer Acceptance
I accept the terms and conditions outlined above:

/s/ David Will

4/7/2021

David Will

Date